FORM 8-K
                                CURRENT REPORT

             (As last amended in Rel. No. 34-25113, eff. 1/30/95.)

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)     11/13/96


                    Holobeam, Inc.


Delaware                           0-3385              22-1840647
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)  Identification No.)


540 Ravine Court, Wyckoff, N.J.                           07481
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  201-445-2420


            (Former name or address, if changed since last report.)

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                                HOLOBEAM, INC.
                                   Form 8-K
                               November 13, 1996


Item 1.   Changes in Control of Registrant - Not applicable

Item 2.   Acquisition or Disposition of Assets - Not applicable

Item 3.   Bankruptcy or Receivership - Not applicable

Item 4.   Changes in the Registrant's Certifying Accountant

          (i) The former accountants were dismissed on November 13, 1996. The principal partner responsible for the audit engagement died prior to the Registrant receiving an engagement letter for the audit for the fiscal year ended September 30, 1996.

          (ii) The principal accountants' report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended and approved by the Board of Directors. (The
                  Registrant does not maintain an audit committee.)

          (iv) There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure during the two most recent fiscal years and any subsequent interim period preceding the change in accountants.

          (v) There were no events that occurred within the Registrant's two most recent fiscal years and any subsequent interim period preceding the prior accountants dismissal leading to any disagreements whatsoever and in particular those listed in item 304(a)(2)(v)(A) through (D) of Regulation S-K.


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                                HOLOBEAM, INC.
                                   Form 8-K
                               November 13, 1996


          (vi) The newly engaged accounting firm is Fredericks and Company, Certified Public Accountants, P.O. Box
                  206, 304 Hackensack Street, Wood-Ridge, New Jersey 07075. Fredericks and Company was engaged on November 14, 1996.

                  The registrant did not engage or consult with Fredericks and Company on any matter whatsoever, including written reports, oral advice or type of opinion on the Registrant's financial statements or application of accounting principles for each of the Registrant's two most recent fiscal years and subsequent interim periods.

Item 5.   Other events - Not applicable

Item 6.   Resignations of Registrant's Directors - Not applicable

Item 7.   Financial Statements and Exhibits - Not applicable

Item 8.   Change in Fiscal Year - Not applicable


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                               HOLOBEAM, INC.
                                  Form 8-K
                             November 13, 1996

                               EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION                      PAGE #
-----------                      -----------                      ------

(16)               Letter - Re: Change in Certifying Accountants
                            Letter received from predecessor
                            accountants indicating agreement with
                            disclosures made by the Registrant in
                            Form 8-K dated November 13, 1996.        6


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                                HOLOBEAM, INC.
                                  Signatures
                                   Form 8-K
                               November 13, 1996


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 1996



                                          Holobeam, Inc.

                                          Registrant



                                          William M. Hackett
                                          Treasurer and Director